                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05655

                         SCUDDER MUNICIPAL INCOME TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            222 SOUTH RIVERSIDE PLAZA
                                CHICAGO, IL 60606
                       --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Municipal Income Trust

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Additional Information

Investments in mutual funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and state and local taxes may also apply. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

Average Annual Total Returns
Scudder Municipal Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	10.53%	10.60%	7.32%	6.88%
Based on Market Price	15.63%	12.32%	2.79%	6.74%
Lehman Brothers Municipal Bond Index+	6.65%	7.24%	5.71%	6.16%

Net Asset Value and Market Price
	As of 11/30/03	As of 11/30/02
Net Asset Value	$ 12.59	$ 12.18
Market Price	$ 11.96	$ 11.06

Distribution Information
Twelve Months: Income Dividends (common shareholders)	$ .79
Capital Gains Distributions (common shareholders)	$ .01
November Income Dividend (common shareholders)	$ .0675
Current Annualized Distribution Rate (based on Net Asset Value)++	6.43%
Current Annualized Distribution Rate (based on Market Price)++	6.77%
Tax Equivalent Distribution Rate (based on Net Asset Value)++	9.89%
Tax Equivalent Distribution Rate (based on Market Price)++	10.42%

Performance is historical, assumes reinvestment of all dividends and capital gains and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Notes to Performance Summary

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder Municipal Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Municipal Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund team in 1998.

• Over 26 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund team in 1998.

• Over 18 years of investment industry experience.

• MS, Drexel University.

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Municipal Income Trust. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: What was the market environment for the fiscal year ended November 30, 2003?

A: For the period, municipal bonds delivered a total return of 6.65%, as measured by the Lehman Brothers Municipal Bond Index.1 The period was marked by a good deal of volatility in both Treasury and municipal bonds.

1 The Lehman Brothers Municipal Bond Index is a broad-based total-return index comprising more than 6,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

In the fourth quarter of 2002, stocks and lower-quality bonds staged a rally on the heels of the Federal Reserve Board's decision to lower the federal funds rate by 50 basis points on November 6. At the same time, municipal bond prices lagged, as the interest rate cut shifted investor interest to stocks and lower-quality, higher-yielding bonds. In the first quarter of 2003, concerns about the US economy, corporate earnings, tensions in Iraq and then the escalation to the war with Iraq led investors to flock to the relative stability of both tax-free and taxable bonds versus stocks. These markets shifted back once again in the second quarter, as these concerns began to diminish, the economy started to show some signs of recovery and the US government declared an end to the Iraq war. In this environment, investors began to slowly reestablish their positions in stocks, and favored bonds less.

Q: How did interest rates and municipal bond yields react in the period?

A: The Federal Reserve Board reduced the federal funds rate, a benchmark for the market's interest rate levels, once during the period, when it was cut by a quarter of a percentage point in June to 1%.

Rates on both taxable and municipal bonds rested at historical lows for much of the period, and the municipal bond yield curve remained quite steep by historical standards. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities. A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities increases, while a flattening of the curve indicates the reverse.

In June, it appeared that the Fed's viewpoint on the US economy had improved. The Fed's improved perspective surprised the market and meant that the Fed did not decrease the federal funds rate by as much as the market had been predicting. This rosier outlook caused investors to begin to favor stocks. As a result, investors pulled money out of bonds, driving the prices on bonds lower due to this lower demand. Since bond rates move in the opposite direction from prices, bond rates increased quickly in July and August, though they reverted back close to previous lows in the final two months of the period. Overall, as is historically the case, rates on municipal bonds did not increase as dramatically as those on Treasury bonds.

Q: Will you discuss municipal bond supply and demand in the period?

A: Although overall demand for municipal bonds remained solid, supply became somewhat less abundant near the end of the period. Specifically, in the last three to four months of the period, the issuance of new municipal bonds was not quite as strong as in the first couple of months. Early in the period, new issuance had been driven by states' needs to issue more debt to make up for revenue shortfalls and to refinance old debt at lower rates. However, a total municipal bond issuance of $347 billion for the year-to-date through November 2003 was about 4.6% higher than the same period in 2002.

Q: How did Scudder Municipal Income Trust perform for the fiscal year ended November 30, 2003?

A: Scudder Municipal Income Trust posted strong absolute and relative results in the period. The fund delivered a total return at net asset value of 10.53%. The fund posted a total return at market value of 15.63%. Its average peer in the Lipper General Municipal Debt Funds (Leveraged) category, based on net asset value, delivered 10.65% in the period.2 The fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, rose 6.65%. (Please see page 4 for more complete performance information.)

2 The Lipper General Municipal Debt Funds (Leveraged) category includes closed-end funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds can be leveraged via use of debt, preferred equity, and/or reverse agreements.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: The fund's results benefited from the use of leverage. Overall interest rates, despite the fluctuations discussed earlier, remained at historical lows during the period. As a result, the fund was able to use outstanding shares to borrow money at attractive rates, which could fund additional investments.

Given the steepness of the yield curve over the period, we focused on purchasing longer-maturity bonds. Furthermore, because we anticipated a future flattening of the yield curve, we tended to sell bonds with maturities of 10 years and less. This strategy generally improved the fund's income potential, as bonds with longer maturities tend to have higher yields. At the same time, given the low rate environment, we did not sell many of our older positions due to the embedded gains and a higher earnings rate, which also helped results.

Tobacco-settlement bonds rebounded off their lows. Strong performance in that sector helped the fund's performance. We continue to believe that tax-free bonds are very attractive on an after-tax basis versus US Treasuries and other taxable bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Portfolio Composition	11/30/03	11/30/02

Revenue Bonds	67%	73%
US Government Secured	15%	8%
General Obligation Bonds	12%	14%
Lease Obligations	6%	5%
	100%	100%

Quality	11/30/03	11/30/02

AAA	72%	71%
AA	4%	7%
A	9%	10%
BBB	12%	9%
BB	1%	1%
Not Rated	2%	2%
	100%	100%

Interest Rate Sensitivity	11/30/03	11/30/02

Average Maturity	8.3 years	9.1 years
Duration	5.6 years	6.2 years

Top Five State Allocations at November 30, 2003 (40.0% of Investment Portfolio)

Texas	13%
Illinois	7%
New Jersey	7%
New York	7%
California	6%

Portfolio composition, quality, interest rate sensitivity and top five state allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A monthly Fact Sheet and quarterly Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Principal Amount ($)	Value ($)

Municipal Investments 152.9%
Alabama 5.3%
Alabama, Port Authority Revenue, Docks Department, AMT, 6.3%, 10/1/2021 (b)	8,250,000	9,299,730
Camden, AL, Industrial Development Board Revenue, AMT, Series B, 6.375%, 12/1/2024	1,000,000	1,058,760
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,677,210
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (b)	8,560,000	9,647,462
		25,683,162
Arizona 1.6%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,729,960
California 8.6%
California, Electric Revenue, Department of Water Resources and Power Supply Revenue: Series B-4, 1.05%, 5/1/2022 (c) (d)	1,300,000	1,300,000
Series A, 5.375%, 5/1/2022	7,350,000	7,602,326
California, Golden State Tobacco Securitization Revenue, Series B, 5.625%, 6/1/2038	7,080,000	7,069,238
California, Hospital & Healthcare Revenue, Health Facilities Funding Authority, Adventist Health Systems, Series A, 5.0%, 3/1/2028	1,000,000	953,330
California, Housing Finance Agency, AMT, Series F, 1.08%, 2/1/2033 (b) (c)	400,000	400,000
California, Public Works Board, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,608,500
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series 2003-A-1, 6.75%, 6/1/2039	11,730,000	11,325,080
California, State GO, 5.25%, 2/1/2021	1,000,000	1,029,360
Irvine, CA, STP-Tax District, Improvement Bond Act of 1915, 1.07%, 9/2/2024 (c)	3,896,000	3,896,000
Los Angeles, CA, Port Authority Revenue, Regional Airport Improvement Corp., 1.06%, 12/1/2025 (c)	300,000	300,000
Sacramento County, Airport Revenue, AMT, Series A, 5.9%, 7/1/2024 (b)	5,000,000	5,469,600
		41,953,434
Colorado 8.4%
Adams County, Multi Family Housing Revenue, Oasis Park Apartments Project, Series A, 6.15%, 1/1/2026	6,000,000	6,101,277
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,079,310
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, 5.5%, 12/1/2017 (b)	6,145,000	6,758,455
Series A, 6.0%, 12/1/2015 (b)	5,705,000	6,608,159
Series A, 6.0%, 12/1/2016 (b)	2,000,000	2,310,340
Colorado, Single Family Housing Revenue, AMT, Series B2, 7.25%, 10/1/2031	575,000	597,845
Colorado, Transportation/Tolls Revenue, Anticipation Note, Prerefunded, 6.0%, 6/15/2011 (b)	10,000,000	11,884,300
Denver, CO, Airport Revenue, AMT, Series A, 6.0%, 11/15/2014 (b)	5,000,000	5,691,700
		41,031,386
District of Columbia 7.6%
District of Columbia, ETM, Series A, Prerefunded, 5.5%, 6/1/2014 (b)	640,000	722,982
District of Columbia, Core City GO, Series B, 5.5%, 6/1/2011 (b)	20,000,000	22,859,400
District of Columbia, State GO:
Series A, 5.25%, 6/1/2027 (b)	10,830,000	11,271,864
Series A, 5.5%, 6/1/2014 (b)	1,860,000	2,074,123
		36,928,369
Florida 6.3%
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (b)	13,000,000	13,937,430
Dade County, FL, Special Assessment Revenue, Zero Coupon:
Series B, Prerefunded, 10/1/2022 (b)	7,735,000	2,932,029
Series B, Prerefunded, 10/1/2024 (b)	16,955,000	5,660,596
Hillsborough County, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	970,940
Miami-Dade County, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (b)	1,665,000	1,948,233
6.0%, 7/1/2014 (b)	1,000,000	1,164,860
Orange County, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare, 5.75%, 12/1/2032	1,000,000	1,028,650
Palm Beach County, School District (REV) Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (b)	2,850,000	3,362,544
		31,005,282
Hawaii 7.6%
Hawaii, Airport Revenue, AMT, Series B, 6.5%, 7/1/2013 (b)	8,800,000	10,255,080
Hawaii, Electric Revenue, Department of Budget & Finance, AMT:
Series D, 6.15%, 1/1/2020 (b)	2,195,000	2,494,881
Series A, 6.2%, 5/1/2026 (b)	13,200,000	14,520,792
Hawaii, Port Authority Revenue, AMT:
Series A, 6.0%, 7/1/2011 (b)	2,950,000	3,376,954
Series A, 6.0%, 7/1/2012 (b)	3,135,000	3,532,549
Hawaii, State GO, Series CT, Prerefunded, 5.75%, 9/1/2014 (b)	2,310,000	2,714,597
		36,894,853
Idaho 0.2%
Idaho, Single Family Housing Revenue, AMT, Series C2, 6.9%, 7/1/2025	720,000	723,571
Illinois 11.2%
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (b)	10,000,000	10,783,600
Chicago, IL, Core City GO:
Series A, Prerefunded, 6.0%, 1/1/2014 (b)	2,085,000	2,486,759
Series A, Prerefunded, 6.125%, 1/1/2015 (b)	2,000,000	2,400,280
Series A, 6.125%, 1/1/2016 (b)	2,000,000	2,339,240
Chicago, IL, Other GO, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (b)	1,000,000	1,192,690
Series A, 6.0%, 1/1/2017 (b)	1,000,000	1,162,280
Chicago, IL, Skyway Toll Bridge Revenue, Prerefunded, 6.75%, 1/1/2014	2,775,000	2,844,764
Illinois, Higher Education Revenue, DePaul University, Educational Facilities Authority:
5.625%, 10/1/2013 (b)	2,695,000	3,077,070
5.625%, 10/1/2015 (b)	1,710,000	1,940,559
Illinois, Higher Education Revenue, MJH Educational Assistance Authority, Series D, 5.45%, 9/1/2014 (b)	8,000,000	8,785,280
Illinois, Hospital & Healthcare Revenue, Adventist Health System, 5.5%, 11/15/2020	2,500,000	2,544,275
Illinois, Hospital & Healthcare Revenue, Childrens Memorial Hospital, Series A, 5.625%, 8/15/2019 (b)	4,000,000	4,411,800
Illinois, Pollution Control Revenue, Commonwealth Edison Co. Project, Series D, 6.75%, 3/1/2015 (b)	4,220,000	4,578,953
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority: Series A, 5.5%, 6/15/2017 (b)	1,555,000	1,782,154
Series A, ETM, 5.5%, 6/15/2017 (b)	1,955,000	2,247,194
Will County, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.0%, 2/1/2027	2,000,000	2,097,480
		54,674,378
Indiana 4.0%
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, 5.5%, 11/1/2031	5,000,000	5,096,850
Indianapolis, IN, Electric Revenue, Series A, Prerefunded, 5.875%, 6/1/2024 (b)	14,000,000	14,619,220
		19,716,070
Kansas 0.6%
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	3,000,000	3,016,350
Kentucky 1.3%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc.:
Series A, 6.5%, 10/1/2020	2,000,000	2,092,780
Series A, 6.625%, 10/1/2028	4,000,000	4,127,680
		6,220,460
Louisiana 0.5%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (b)	2,000,000	2,324,920
Maine 3.3%
Maine, Hospital & Healthcare Revenue:
Series D, 5.7%, 7/1/2013 (b)	5,000,000	5,220,750
Series B, Prerefunded, 7.0%, 7/1/2024 (b)	4,320,000	4,556,909
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (b)	6,165,000	6,578,055
		16,355,714
Maryland 1.9%
Howard County, Multi Family Housing Revenue, Braeland Commons Project, Series B, 6.2%, 6/15/2023	2,500,000	2,377,825
Howard County, Multi Family Housing Revenue, Eden Commons Project, Series A, 6.2%, 6/15/2023	4,250,000	4,042,303
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,751,425
		9,171,553
Massachusetts 3.7%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009 (b)	8,000,000	9,011,360
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, AMT, Series A, 5.875%, 9/1/2023 (b)	5,000,000	5,179,600
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015 (b)	3,000,000	3,285,930
Massachusetts, State GO, Central Artery, Series A, 0.80%, 12/1/2030 (c) (d)	400,000	400,000
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series D, 1.08%, 8/1/2017 (c)	200,000	200,000
		18,076,890
Michigan 2.2%
Chippewa County, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,450,890
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (b)	3,425,000	3,810,484
5.75%, 6/1/2016 (b)	4,640,000	5,242,922
Michigan, University of Michigan Hospitals, Series A, 1.1%, 12/1/2019 (c)	475,000	475,000
		10,979,296
Minnesota 1.6%
Minneapolis and St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (b)	4,395,000	4,911,764
Minneapolis and St. Paul, MN, Port Authority Revenue, AMT, Series B, 5.625%, 1/1/2015 (b)	2,500,000	2,759,650
		7,671,414
Missouri 1.4%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital: Prerefunded, 6.5%, 2/15/2021	760,000	854,080
6.5%, 2/15/2021	365,000	378,731
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center, Series A, 7.2%, 12/15/2028	4,000,000	3,920,320
St. Louis, MO, Industrial Development Revenue, St. Louis Convention Center AMT, Series A, 6.875%, 12/15/2020	1,500,000	1,461,660
		6,614,791
Nevada 2.5%
Las Vegas, NV, Core City GO, Water & Sewer Revenue, 5.375%, 4/1/2014 (b)	2,705,000	2,995,652
Nevada, State GO, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,877,897
Washoe County, School District GO, Prerefunded 5.75%, 6/1/2014 (b)	5,450,000	6,387,673
		12,261,222
New Hampshire 0.6%
Nashua, NH, Hospital & Healthcare Revenue, Nashua Memorial Hospital, 6.0%, 10/1/2023	3,000,000	3,049,020
New Jersey 10.5%
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (b)	5,000,000	6,316,700
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, AMT, Series A, 6.875%, 11/1/2034 (b)	10,775,000	11,533,129
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,399,986
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	4,600,000	4,174,178
New Jersey, State Agency (GO) Lease, Transportation Trust Fund Authority, Series A, Prerefunded, 5.75%, 6/15/2017	10,000,000	11,694,700
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, Prerefunded, 5.75%, 5/1/2013 (b)	6,000,000	6,945,480
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, Prerefunded, 5.6%, 1/1/2017 (b)	8,000,000	9,301,600
		51,365,773
New Mexico 0.1%
Farmington, NM, Pollution Control Revenue, Series C, AMT, 1.05%, 9/1/2024 (c)	250,000	250,000
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 8.3%, 3/1/2020	190,000	193,070
		443,070
New York 10.5%
Long Island, NY, Electric Revenue, Power Authority, Series 1B, 1.08%, 5/1/2033 (c)	150,000	150,000
Nassau County, Hospital & Healthcare Revenue, 6.0%, 8/1/2015 (b)	3,390,000	3,911,891
New York, NY, Core City GO:
Series F, 5.25%, 8/1/2015	5,000,000	5,343,750
Series F, 5.25%, 8/1/2015 (b)	10,380,000	11,368,903
New York, NY, Industrial Development Revenue, Industrial Development Agency, Series B, 1.08%, 6/1/2032 (c) (d)	700,000	700,000
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority: Series 1, 1.08%, 11/1/2022 (c)	1,500,000	1,500,000
Series B, 6.125%, 11/15/2014	355,000	415,141
Series B, Prerefunded, 6.125%, 11/15/2015	3,000,000	3,604,770
New York, NY, State GO, Series D-2002, 7.5%, 8/1/2004	160,000	161,699
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 6.125%, 11/15/2014	1,645,000	1,976,616
New York, State Agency (GO) Lease, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,870,660
New York, State Agency (GO) Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,719,195
New York, State Agency (GO) Lease, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,056,870
New York, State GO, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2019	1,900,000	2,029,751
New York, Transportation/Tolls Revenue:
Prerefunded, 5.625%, 4/1/2013 (b)	5,000,000	5,816,300
Prerefunded, 5.75%, 4/1/2014 (b)	2,000,000	2,338,940
Niagara Falls, NY, Airport Revenue, Greater Buffalo International Airport, AMT, Series A, 6.25%, 4/1/2024 (b)	5,750,000	5,960,450
Niagara Falls, NY, School District GO, 5.6%, 6/15/2014 (b)	1,180,000	1,341,554
		51,266,490
North Carolina 1.7%
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (b)	2,480,000	2,749,353
Series B, 5.875%, 7/1/2014 (b)	1,140,000	1,285,396
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,050,560
Series B, 6.375%, 1/1/2013	3,000,000	3,416,610
		8,501,919
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,704,946
Ohio 2.2%
Cuyahoga County, Hospital Revenue, Meridia Health Systems, Prerefunded, 6.25%, 8/15/2024	2,350,000	2,592,027
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	4,507,620
Ohio, Higher Education Revenue, University of Findlay Project:
6.125%, 9/1/2016	2,000,000	2,010,400
6.15%, 9/1/2011	1,635,000	1,676,987
		10,787,034
Oregon 3.4%
Oregon, Other (REV) Lease, Department of Administrative Services:
Series A, 5.5%, 5/1/2010 (b)	2,245,000	2,511,616
Series A, 5.6%, 5/1/2011 (b)	2,120,000	2,378,725
Oregon, State (GO) Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (b)	1,000,000	1,206,120
Oregon, State (REV) Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (b)	1,000,000	1,206,120
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (b)	3,100,000	3,509,045
Series A, 5.75%, 6/15/2018 (b)	2,225,000	2,538,970
Series A, 5.75%, 6/15/2019 (b)	2,820,000	3,214,715
		16,565,311
Pennsylvania 0.6%
Lehigh County, PA, Hospital & Healthcare Revenue, General Purpose Authority:
Series B, 1.03%, 7/1/2029 (b) (c)	140,000	140,000
Series A, 1.03%, 7/1/2028 (b) (c)	250,000	250,000
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,691,715
		3,081,715
Rhode Island 0.7%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	3,631,720
South Carolina 3.5%
Greenwood County, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,513,665
South Carolina, Hospital & Healthcare Revenue, 5.625%, 11/15/2030	7,000,000	7,113,050
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance: Series C, 7.0%, 8/1/2030	5,420,000	5,897,936
Series A, Prerefunded, 7.375%, 12/15/2021	2,000,000	2,550,500
		17,075,151
Tennessee 2.9%
Clarksville, TN, Core City GO, Public Building Authority, Pooled Funding, Tennessee Municipal Bond Fund, 1.11%, 7/1/2031 (c) (d)	1,300,000	1,300,000
Memphis-Shelby County, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (b)	4,690,000	5,396,455
Shelby County, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 9/1/2026	7,000,000	7,620,130
		14,316,585
Texas 20.2%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (b)	3,190,000	3,727,228
6.0%, 11/15/2015 (b)	3,480,000	4,023,576
6.0%, 11/15/2016 (b)	3,625,000	4,191,225
Brazos, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%, 5/1/2036	5,000,000	5,254,350
Dallas Fort-Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (b)	6,500,000	7,160,075
Dallas, TX, Transportation/Tolls Revenue, Turnpike Authority, 5.5%, 1/1/2015 (b)	14,605,000	16,274,205
EL Paso, TX, State GO:
5.875%, 8/15/2012 (b)	1,000,000	1,127,850
5.875%, 8/15/2013 (b)	1,570,000	1,770,725
5.875%, 8/15/2014 (b)	1,665,000	1,858,656
Harris County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	5,500,000	5,901,225
Houston, TX, Airport Revenue, People Mover Project, AMT, Series A, 5.5%, 7/15/2017 (b)	3,300,000	3,548,457
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (b)	3,960,000	4,451,436
Lower Neches Valley, TX, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.4%, 3/1/2030	17,000,000	17,701,250
Red River, TX, School District (REV) Lease, St. Marks School Project, 6.0%, 8/15/2019	5,390,000	5,913,854
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	5,000,000	5,043,150
Tarrant County, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	4,869,720
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	2,000,000	2,070,840
Texas, State GO, College Student Loans, AMT, 5.0%, 8/1/2021	4,015,000	4,025,158
		98,912,980
Utah 0.0%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026	105,000	105,444
Salt Lake County, Pollution Control Revenue, Service Station Holdings Project, 1.10%, 2/1/2008 (c)	100,000	100,000
		205,444
Virginia 2.8%
Washington D.C., Airport Revenue, AMT, Series A, 5.75%, 10/1/2020 (b)	13,100,000	13,774,388
Washington 5.8%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (b)	7,355,000	8,537,463
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (b)	1,085,000	1,202,549
Series B, 5.75%, 9/1/2013 (b)	1,045,000	1,168,529
Skagit County, School District GO, School District No. 1, Burlington Edison, 5.625%, 12/1/2014 (b)	1,570,000	1,773,127
Snohomish County, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024 (b)	3,000,000	3,177,150
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (b)	3,000,000	3,445,440
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (b)	1,500,000	1,632,225
Washington, State GO:
Series A, 5.5%, 7/1/2013	2,000,000	2,248,460
Series A, 5.5%, 7/1/2016	4,835,000	5,400,066
		28,585,009
West Virginia 4.6%
West Virginia, Hospital Finance Authority, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	9,645,000	11,953,049
Prerefunded, 6.75%, 9/1/2030	1,605,000	1,989,077
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center:
Series A, 6.75%, 9/1/2022	2,355,000	2,607,668
6.75%, 9/1/2030	395,000	432,857
West Virginia, Hospital & Healthcare Revenue, Oak Hill Hospital, Series B, Prerefunded, 6.75%, 9/1/2030	2,000,000	2,478,600
West Virginia, Water & Sewer Revenue, Water Development Authority, Series B, 5.25%, 11/1/2023 (b)	2,740,000	2,929,170
		22,390,421
Wisconsin 2.2%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	5,845,320
Wisconsin, Special Assessment Revenue, 6.125%, 6/1/2027	5,000,000	4,831,050
		10,676,370
Total Municipal Investments		747,366,421

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $678,343,582) (a)	152.9	747,366,421
Other Assets and Liabilities, Net	1.3	6,561,565
Preferred Stock, at Redemption Value	(54.2)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	488,927,986

(a) The cost for federal income tax purposes was $678,131,197. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $69,235,224. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $71,925,035 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,689,811.
(b) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	18.0
FGIC	Financial Guaranty Insurance Company	11.4
FSA	Financial Security Assurance	15.8
MBIA	Municipal Bond Investors Assurance	16.6

(c) Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2003.
(d) Security incorporates a letter of credit or line of credit from a major bank.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments in securities, at value (cost $678,343,582)	$ 747,366,421
Cash	5,878
Interest receivable	12,625,353
Other assets	447
Total assets	759,998,099
Liabilities
Payable for investments purchased	2,593,782
Dividends payable	2,763,600
Accrued management fee	341,825
Other accrued expenses and payables	370,906
Total liabilities	6,070,113
Remarketed preferred shares, at redemption value	265,000,000
Net assets applicable to common shareholders	$ 488,927,986
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	4,141,544
Net unrealized appreciation (depreciation) on investments	69,022,839
Accumulated net realized gain (loss)	(10,581,052)
Paid-in capital	426,344,655
Net assets applicable to common shareholders	$ 488,927,986
Net Asset Value
Net Asset Value per common share ($488,927,986 / 38,832,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Income: Interest	$ 40,624,966
Expenses: Management fee	4,118,273
Services to shareholders	47,738
Custodian fees	22,032
Auditing	61,536
Legal	15,212
Trustees' fees and expenses	35,071
Reports to shareholders	88,071
Remarketing agent fee	525,471
Stock exchange listing fees	33,250
Other	124,587
Total expenses, before expense reductions	5,071,241
Expense reductions	(659)
Total expenses, after expense reductions	5,070,582
Net investment income	35,554,384
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,562,075)
Net unrealized appreciation (depreciation) during the period on investments	15,500,754
Net gain (loss) on investment transactions	13,938,679
Dividends on remarketed preferred shares	(2,886,268)
Net increase (decrease) in net assets resulting from operations	$ 46,606,795

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2003	2002
Operations: Net investment income	$ 35,554,384	$ 35,158,937
Net realized gain (loss) on investment transactions	(1,562,075)	2,304,696
Net unrealized appreciation (depreciation) on investment transactions during the period	15,500,754	6,496,800
Dividends on remarketed preferred shares	(2,886,268)	(3,894,332)
Net increase (decrease) in net assets resulting from operations	46,606,795	40,066,101
Distributions to common shareholders from: Net investment income	(30,568,443)	(28,111,448)
Net realized gains	(194,163)	-
Increase (decrease) in net assets	15,844,189	11,954,653
Net assets at beginning of period	473,083,797	461,129,144
Net assets at end of period (including undistributed net investment income of $4,141,544 and $2,531,706, respectively)	$ 488,927,986	$ 473,083,797
Other Information
Shares outstanding at beginning of period	38,832,628	38,832,628
Shares outstanding at end of period	38,832,628	38,832,628

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2003	2002[a]	2001[b]	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.18	$ 11.87	$ 11.30	$ 11.03	$ 12.41
Income (loss) from investment operations: Net investment income[c]	.92	.91	.91	.93	.92
Net realized and unrealized gain (loss) on investment transactions	.36	.22	.59	.42	(1.28)
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.07)	(.10)	(.21)	(.28)	(.18)
Total from investment operations	1.21	1.03	1.29	1.07	(.54)
Less distributions from: Net investment income to common shareholders	(.79)	(.72)	(.72)	(.80)	(.83)
Net realized gains on investment transactions to common shareholders	(.01)	-	-	-	-
Dilution resulting from remarketed preferred shares[d]	-	-	-	-	(.01)
Total distributions	(.80)	(.72)	(.72)	(.80)	(.84)
Net asset value, end of period	$ 12.59	$ 12.18	$ 11.87	$ 11.30	$ 11.03
Market value, end of period	$ 11.96	$ 11.06	$ 11.37	$ 10.25	$ 10.31
Total Return
Based on net asset value (%)[e]	10.53	9.36	11.93	10.40	(4.69)
Based on market value (%)[e]	15.63	3.76	18.10	7.11	(24.40)

Years Ended November 30, (continued)	2003	2002[a]	2001[b]	2000[b]	1999[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	489	473	461	439	428
Ratio of expenses (%) (based on net assets of common shares)	1.05	1.07	1.09	1.24	1.13
Ratio of expenses (%) (based on net assets of common and remarketed preferred shares)	.68	.69	.69	.77	.77
Ratio of net investment income (%) (based on net assets of common shares)	7.35	7.51	7.72	8.48	7.76
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.75	4.80	4.90	5.23	5.27
Portfolio turnover rate (%)	7	7	10	38	38
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	265
Asset coverage per share ($)*	14,225	13,900	13,700	13,300	13,100
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000
[a] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by an amount less than $.005 and decrease net realized and unrealized gain (loss) per share by an amount less than $.005. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b] In 2001 the Fund changed its method of classifying remarketed preferred shares.
[c] Based on average common shares outstanding during the period.
[d] On November 24, 1999, the Fund issued 10,000 remarketed preferred shares.
[e] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $10,421,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($5,496,000), November 30, 2008 ($3,602,000) and November 30, 2011 ($1,323,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed tax-exempt income	$ 6,936,711
Undistributed long-term capital gains	$ -
Capital loss carryforwards	$ (10,421,000)
Net unrealized appreciation (depreciation) on investments	$ 69,235,224

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2003	2002
Distributions from ordinary income*	$ 218,596	$ -
Distributions from tax-exempt income	33,430,278	32,005,780

* For tax purposes, short-term capital gains distributions are considered ordinary taxable income distributions.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The remarketing agent will pay each broker-dealer a service charge from funds provided by the Fund (remarketing agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $53,323,761 and $58,595,419, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the Fund's average weekly net assets, of common shares plus the value of remarketed preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2003, the amount charged to the Fund by SISC aggregated $42,107, of which $11,361 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2003, the Fund's custodian fees were reduced by $659 under this arrangement.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Municipal Income Trust, (the "Fund"), as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Municipal Income Trust at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended November 30, 2003, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Philip G. Condon[4] (53) Vice President, 1999-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Number	81118R604

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2003, the Scudder Municipal Income
Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Municipal Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Municipal Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    --------------------------------------------